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                                                                     Exhibit 25

                                PHH CORPORATION


                               Power of Attorney



      KNOW ALL MEN BY THESE PRESENTS, as of this 19th day of April, 1993, that the undersigned directors and officers of PHH Corporation, a Maryland corporation with offices at 11333 McCormick Road, Hunt Valley, Maryland 21031 (the "Corporation"), hereby constitute and appoint Robert D. Kunisch, Eugene
A. Arbaugh, Samuel H. Wright and Gordon W. Priest, Jr., and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power of substitution and with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned as director and/or officer of the Corporation any registration statement of the Corporation under the Securities Act of 1933 relating to the Corporation's equity or debt securities to be issued in one or more series from time-to-time, any report filed pursuant to Section 13 under the Securities Exchange Act of 1934, any other registration or filing with the Securities and Exchange Commission, Washington, D.C., or any other federal, governmental agency, or any registration or filing with any state or local jurisdiction within the United States or any foreign jurisdiction, and any exhibits or amendments to any such SEC or federal registration statement, report or filing, or state, local, or foreign registration or filing (including post-effective amendments), hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.


         /s/ James S. Beard                      Director
         -----------------------------
         James S. Beard


         /s/ Andrew F. Brimmer                   Director
         -----------------------------
         Andrew F. Brimmer


         /s/ George L. Bunting, Jr.              Director
         -----------------------------
         George L. Bunting, Jr.


         /s/ Barbara S. Feigin                   Director
         -----------------------------
         Barbara S. Feigin


         /s/ Alan P. Hoblitzell, Jr.             Director
         -----------------------------
         Alan P. Hoblitzell, Jr.


                                     -1-
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         /s/ Paul X. Kelly                       Director
         -----------------------------
         Paul X. Kelly



         /s/ Thomas V. King                      Director
         -----------------------------
         Thomas V. King


         /s/ L. Patton Kline                     Director
         -----------------------------
         L. Patton Kline


         /s/ Francis P. Lucier                   Director
         -----------------------------
         Francis P. Lucier


         /s/ Kent C. Nelson                      Director
         -----------------------------
         Kent C. Nelson


         /s/ Alexander B. Trowbridge             Director
         -----------------------------
         Alexander B. Trowbridge


         /s/ Robert D. Kunisch                   Director,
         -----------------------------           Chairman of the Board,
         Robert D. Kunisch                       President and
                                                 Chief Executive Officer


         /s/ Roy A. Meierhenry                   Senior Vice President
         -----------------------------           and Chief Financial Officer
         Roy A. Meierhenry


         /s/ Nan A. Grant                        Controller
         -----------------------------
         Nan A. Grant

                                     -2-